INVESTOR SUBSCRIPTION AGREEMENT

                                       FOR

                            CARPARTSONSALE.COM, INC.


Persons interested in purchasing shares ("Shares") of Common Stock of CarPartsOnSale.com, Inc.(the "Company") must complete, execute, and deliver this Subscription Agreement (the "Agreement") along with their check made payable to CarPartsOnSale.com, Inc. Escrow Account, Bank Of America, NA, Escrow Agent to:

                            CarPartsOnSale.com, Inc.
                                580 Aviator Drive
                             Ft. Worth, Texas 76179

If and when accepted by the Company, this Agreement shall constitute a subscription for shares of Common Stock, $.01 par value per share, of the Company. The minimum investment is $1,100 (200 Shares).

The Company reserves the right to reject in its entirety any subscription which is tendered or to allocate to any prospective purchaser a smaller number of Shares than the prospective purchaser has subscribed to purchase. In such event, the Company will return to you this Agreement your payment (or a pro rata portion of your payment, if such subscription is rejected only in part), without interest or deduction.

An accepted copy of this Agreement will be returned to you as your receipt, and a stock certificate will be issued to you shortly thereafter.

I/we hereby irrevocably tender this Agreement for the purchase of ________ Shares at $5.50 per Share. With this Agreement, I/we tender payment in the amount of $________ ($5.50 per Share) for the Shares subscribed.

In connection with this investment in the Company, I/we represent and warrant as follows:

a. Prior to tendering payment for the Shares, I/we received and reviewed the Company's Offering Circular dated ___________ 2000, and have relied on no other information or materials in reaching my/our investment decision.

b.       I am/we are bona fide resident(s) of
                                              ----------------------------------
                                                              (State)
         ------------------------------------
                    (Country)

Please register the Shares which I am/we are purchasing as follows:

         Name:
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As (check one):

         Individual                                           Tenants-in-Common
                                                     -----
         Existing Partnership                                 Joint Tenants
                                                     -----
         Corporation                                          Trust
                                                     -----
         Minor with adult custodian
         Under the Uniform Gift
         to Minors Act

For the person(s) who will be registered shareholder(s):


Name                                Telephone

Street Address                      Social Security or Taxpayer ID number

City              State    Zip              Date of Birth

Signature                                   Date


ACCEPTED BY: CARPARTSONSALE.COM, INC.


By:                                           Date:
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Its:
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